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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 3, 2000


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)


MARYLAND                                 1-13589                 36-4173047
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation)                            Number)            Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois                 60601
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  (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:  (312) 917-1300

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

     On November 3, 2000, Prime Group Realty Trust, (the "Registrant") made available additional financial and operational information concerning the Registrant and properties owned by it or its' subsidiaries as of June 30, 2000, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental package is also available upon request as specified therein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Financial Statements:

          None

          Exhibits:


                                                                    Page Number
Exhibit No.                       Description                     in this Filing
-----------                       -----------                     --------------
 99.1                      Supplemental Information                      3
                           as of June 30, 2000
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 3, 2000             PRIME GROUP REALTY TRUST

                                    By: /s/ Louis G. Conforti

                                        Louis G. Conforti
                                        Co-President and Acting
                                        Chief Financial Officer